

<ARTICLE>                     5
<LEGEND>
                              This   Exhibit    contains    summary    financial
                              information   extracted   from  the   Registrant's
                              unaudited  consolidated  financial  statements for
                              the period  ended July 2, 1997 and is qualified in
                              its  entirety  by  reference  to  such   financial
                              statements. This Exhibit shall not be deemed filed
                              for purposes of Section 11 of the  Securities  Act
                              of 1933 and Section 18 of the Securities  Exchange
                              Act of 1934, or otherwise subject to the liability
                              of such Sections, nor shall it be deemed a part of
                              any other filing which incorporates this report by
                              reference,  unless  such  other  filing  expressly
                              incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                  1,000
<CURRENCY>                    U.S. DOLLARS

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                            DEC-31-1997
<PERIOD-START>                               JAN-02-1997
<PERIOD-END>                                 JUL-02-1997
<EXCHANGE-RATE>                                        1
<CASH>                                             1,134
<SECURITIES>                                           0
<RECEIVABLES>                                      3,579
<ALLOWANCES>                                           0
<INVENTORY>                                        3,661
<CURRENT-ASSETS>                                  13,982
<PP&E>                                            73,455
<DEPRECIATION>                                     4,590
<TOTAL-ASSETS>                                   173,632
<CURRENT-LIABILITIES>                             42,667
<BONDS>                                           94,441
<PREFERRED-MANDATORY>                                  0
<PREFERRED>                                            0
<COMMON>                                           1,342
<OTHER-SE>                                        19,971
<TOTAL-LIABILITY-AND-EQUITY>                     173,632
<SALES>                                          152,299
<TOTAL-REVENUES>                                 152,299
<CGS>                                             41,453
<TOTAL-COSTS>                                     41,453
<OTHER-EXPENSES>                                  98,631
<LOSS-PROVISION>                                       0
<INTEREST-EXPENSE>                                 6,367
<INCOME-PRETAX>                                   (1,565)
<INCOME-TAX>                                        (626)
<INCOME-CONTINUING>                                 (939)
<DISCONTINUED>                                         0
<EXTRAORDINARY>                                        0
<CHANGES>                                              0
<NET-INCOME>                                        (939)
<EPS-PRIMARY>                                       (.07)
<EPS-DILUTED>                                       (.07)


